Exhibit (a)(8)

9/17/2015 Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Perrigo

Search...

A A A

About Us | Our Businesses | What We Believe | Investors | Careers | Contact

Additional Information and Where to Find It

The information on this site does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the exchange offer commenced by Mylan N.V., Perrigo has filed a solicitation/recommendation statement on Schedule 14D-9 with the Securities and Exchange Commission ("SEC"). Security holders are urged to read the solicitation/recommendation statement and other relevant materials if and when they become available because they will contain important information. The solicitation/recommendation statement and other SEC filings made by Perrigo may be obtained (when available) without charge at the SEC's website at www.sec.gov and at the investor relations section of the Perrigo website at perrigo.investorroom.com. Shareholders may also obtain copies of the information by contacting Mackenzie Partners, Inc. at 212-929-5500 or 800-322-2885 Toll-Free in North America or by email at PRGO@mackenziepartners.com.

Continue

Quality Affordable Healthcare Products®

Perrigo Company plc, a top five global over-the-counter (OTC) consumer goods and pharmaceutical company, offers consumers and customers high quality products at affordable prices. From its beginnings in 1887 as a packager of generic home remedies, Perrigo, headquartered in Ireland, has grown to become the world's largest manufacturer of OTC products and supplier of infant formulas for the store brand market. The Company is also a leading provider of branded OTC products, generic extended topical prescription products and receives royalties from Multiple Sclerosis drug Tysabri®. Perrigo provides "Quality Affordable Healthcare Products®" across a wide variety of product categories and geographies primarily in North America, Europe, and Australia, as well as other key markets including Israel and China.

Consumer Healthcare
Nutritionals
Rx Pharmaceuticals
API
Specialty Sciences
Other Businesses

Core Values
Five Pillars
Careers
Global Presence

Perrigo
© 2015 Perrigo Company plc, Dublin Ireland, All Rights Reserved
Privacy | Legal | Contact

Perrigo Employees
CPSIA Certifications
California Declaration of Compliance

Cookie Policy

By using our site you consent to the use of cookies in accordance with the terms of our privacy policy.

Hide this message

http://www.perrigo.com/standalonevalue/

9/17/2015 Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Perrigo

Search...

A A A

About Us | Our Businesses | What We Believe | Investors | Careers | Contact

Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Shareholders urged to protect their investment and take no action



LETTER FROM YOUR PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN

Dear Perrigo Shareholder,
You recently received a request from Mylan N.V. ("Mylan") to tender your shares of Perrigo Company plc ("Perrigo") to Mylan in support of its unsolicited offer to acquire Perrigo. On behalf of the Perrigo Board of Directors, I strongly urge you to protect your investment in Perrigo and NOT tender your shares into Mylan's inadequate offer.

Read more »

Latest Press Releases

September 17, 2015
Perrigo Board Unanimously Rejects Mylan's Unsolicited Exchange Offer As Inadequate

September 14, 2015
Perrigo Announcement Regarding Unsolicited Offer From Mylan N.V.

September 10, 2015
Perrigo Responds to Misleading Letter from Mylan Executive Chairman

See All Press Releases

Press Releases

Presentations

Fact Sheet

SEC Filings

Additional Documents

For further information:

Arthur J. Shannon
Vice President, Investor Relations and Global Communications
Phone: (269) 686-1709
E-mail: ajshannon@perrigo.com

Bradley Joseph
Director, Investor Relations and Global Communications
Phone: (269) 686-3373
E-mail: bradley.joseph@perrigo.com

Quality Affordable Healthcare Products®

Perrigo Company plc, a top five global over-the-counter (OTC) consumer goods and pharmaceutical company, offers consumers and customers high quality products at affordable prices. From its beginnings in 1887 as a packager of generic home remedies, Perrigo, headquartered in Ireland, has grown to become the world's largest manufacturer of OTC products and supplier of infant formulas for the store brand market. The Company is also a leading provider of branded OTC products, generic extended topical prescription products and receives royalties from Multiple Sclerosis drug Tysabri®. Perrigo provides "Quality Affordable Healthcare Products®" across a wide variety of product categories and geographies primarily in North America, Europe, and Australia, as well as other key markets including Israel and China.

Consumer Healthcare
Nutritionals
Rx Pharmaceuticals
API
Specialty Sciences
Other Businesses

Core Values
Five Pillars
Careers
Global Presence

Perrigo

© 2015 Perrigo Company plc, Dublin Ireland, All Rights Reserved

Privacy | Legal | Contact

Perrigo Employees
CPSIA Certifications
California Declaration of Compliance

http://www.perrigo.com/standalonevalue/default.aspx

9/17/2015 Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Perrigo

Search...

A A A

About Us | Our Businesses | What We Believe | Investors | Careers | Contact

Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Shareholders urged to protect their investment and take no action

Latest Press Releases

September 17, 2015
Perrigo Board Unanimously Rejects Mylan's Unsolicited Exchange Offer As Inadequate

September 14, 2015
Perrigo Announcement Regarding Unsolicited Offer From Mylan N.V.

September 10, 2015
Perrigo Responds to Misleading Letter from Mylan Executive Chairman

August 28, 2015
Perrigo Confident Its Shareholders Will Reject Mylan's Value Destructive Transaction

August 25, 2015
Letter to Shareholders

August 14, 2015
ISS Affirms Perrigo's Position That Proposed Mylan Transaction Would Be Value Destructive

August 13, 2015
Perrigo Comments On Mylan's Reckless Lowering Of Tender Threshold

May 29, 2015
Rule 2.10 Announcement

April 29, 2015
Perrigo Rejects Latest Mylan Unsolicited Offer

April 24, 2015
Perrigo Rejects Mylan Unsolicited Offer

April 21, 2015
Perrigo Board Unanimously Rejects Unsolicited Proposal from Mylan

April 9, 2015
Rule 2.10 Announcement

April 8, 2015
Announcement Regarding Possible Offer

Information

Presentations

Fact Sheet

SEC Filings

Additional Documents

For further information:

Arthur J. Shannon
Vice President, Investor Relations and Global Communications
Phone: (269) 686-1709
E-mail: ajshannon@perrigo.com

Bradley Joseph
Director, Investor Relations and Global Communications
Phone: (269) 686-3373
E-mail: bradley.joseph@perrigo.com

Quality Affordable Healthcare Products®

Perrigo Company plc, a top five global over-the-counter (OTC) consumer goods and pharmaceutical company, offers consumers and customers high quality products at affordable prices. From its beginnings in 1887 as a packager of generic home remedies, Perrigo, headquartered in Ireland, has grown to become the world's largest manufacturer of OTC products and supplier of infant formulas for the store brand market. The Company is also a leading provider of branded OTC products, generic extended topical prescription products and receives royalties from Multiple Sclerosis drug Tysabri®. Perrigo provides "Quality Affordable Healthcare Products®" across a wide variety of product categories and geographies primarily in North America, Europe, and Australia, as well as other key markets including Israel and China.

Consumer Healthcare
Nutritionals
Rx Pharmaceuticals
API
Specialty Sciences
Other Businesses

Core Values
Five Pillars
Careers
Global Presence

Perrigo

© 2015 Perrigo Company plc, Dublin Ireland, All Rights Reserved

Privacy | Legal | Contact

Perrigo Employees
CPSIA Certifications
California Declaration of Compliance

http://www.perrigo.com/standalonevalue/press.aspx

9/17/2015 Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Perrigo

Search...

A A A

About Us | Our Businesses | What We Believe | Investors | Careers | Contact

Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Shareholders urged to protect their investment and take no action

Presentations

PDF **September 17, 2015**
Perrigo Board Unanimously Rejects Mylan's Unsolicited Exchange Offer As Inadequate

PDF **August 10, 2015**
Creating Long-Term Value for Shareholders

PDF **April 21, 2015**
Creating Superior Value for Shareholders

Information

Press Releases

Fact Sheet

SEC Filings

Additional Documents

For further information:

Arthur J. Shannon
Vice President, Investor Relations and Global Communications
Phone: (269) 686-1709
E-mail: ajshannon@perrigo.com

Bradley Joseph
Director, Investor Relations and Global Communications
Phone: (269) 686-3373
E-mail: bradley.joseph@perrigo.com

Quality Affordable Healthcare Products®

Perrigo Company plc, a top five global over-the-counter (OTC) consumer goods and pharmaceutical company, offers consumers and customers high quality products at affordable prices. From its beginnings in 1887 as a packager of generic home remedies, Perrigo, headquartered in Ireland, has grown to become the world's largest manufacturer of OTC products and supplier of infant formulas for the store brand market. The Company is also a leading provider of branded OTC products, generic extended topical prescription products and receives royalties from Multiple Sclerosis drug Tysabri®. Perrigo provides "Quality Affordable Healthcare Products®" across a wide variety of product categories and geographies primarily in North America, Europe, and Australia, as well as other key markets including Israel and China.

Consumer Healthcare
Nutritionals
Rx Pharmaceuticals
API
Specialty Sciences
Other Businesses

Core Values
Five Pillars
Careers
Global Presence

Perrigo

© 2015 Perrigo Company plc, Dublin Ireland, All Rights Reserved

Privacy | Legal | Contact

Perrigo Employees
CPSIA Certifications
California Declaration of Compliance

http://www.perrigo.com/standalonevalue/presentations.aspx

9/17/2015 Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Perrigo

Search...

A A A

About Us | Our Businesses | What We Believe | Investors | Careers | Contact

Perrigo Board Unanimously Rejects Mylan's Unsolicited and Inadequate Offer

Shareholders urged to protect their investment and take no action

Additional Documents

- Schedule 14D-9
- Form 8-K - September 17, 2015
- Morgan Stanley Opinion and Consent Letter - September 17, 2015
- Opinion of Morgan Stanley - September 16, 2015
- Excerpts from Perrigo Company plc Preliminary Proxy Statement on Schedule 14A
- Employee Communication – Letter from Chairman & CEO
- Employee Communication – Frequently Asked Questions
- Fact Sheet
- Perrigo Board Unanimously Rejects Mylan's Unsolicited Exchange Offer as Inadequate
- Customer Letter
- Perrigo Memorandum and Articles of Association
- Quarterly Results for Period Ending August 5, 2015
- Quarterly Results for Period Ending March 28, 2015
- Fiscal Year 2015 Audited Financials
- Fiscal Year 2014 Audited Financials

Information

Press Releases

Presentations

Fact Sheet

SEC Filings

For further information:

Arthur J. Shannon
Vice President, Investor Relations and Global Communications
Phone: (269) 686-1709
E-mail: ajshannon@perrigo.com

Bradley Joseph
Director, Investor Relations and Global Communications
Phone: (269) 686-3373
E-mail: bradley.joseph@perrigo.com

Quality Affordable Healthcare Products®

Perrigo Company plc, a top five global over-the-counter (OTC) consumer goods and pharmaceutical company, offers consumers and customers high quality products at affordable prices. From its beginnings in 1887 as a packager of generic home remedies, Perrigo, headquartered in Ireland, has grown to become the world's largest manufacturer of OTC products and supplier of infant formulas for the store brand market. The Company is also a leading provider of branded OTC products, generic extended topical prescription products and receives royalties from Multiple Sclerosis drug Tysabri®. Perrigo provides "Quality Affordable Healthcare Products®" across a wide variety of product categories and geographies primarily in North America, Europe, and Australia, as well as other key markets including Israel and China.

Consumer Healthcare
Nutritionals
Rx Pharmaceuticals
API
Specialty Sciences
Other Businesses

Core Values
Five Pillars
Careers
Global Presence

Perrigo

© 2015 Perrigo Company plc, Dublin Ireland, All Rights Reserved

Privacy | Legal | Contact

Perrigo Employees
CPSIA Certifications
California Declaration of Compliance

http://www.perrigo.com/standalonevalue/documents.aspx